SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code 972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 8 - Other Events

Item 8.01. Other Events

In a Press Release issued today, Brinker International, Inc. announced it has acquired Pepper Dining Holding Corp., a franchisee of 103 Chili’s® Grill & Bar restaurants, as more particularly described in the Press Release.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits.

99.1     Press Release, dated June 25, 2015.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: June 25, 2015	By:	/s/ Wyman T. Roberts
Wyman T. Roberts, Chief Executive Officer and President
and President of Chili's Grill & Bar

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